Exhibit 10.2

FIRST AMENDMENT

FIRST AMENDMENT, dated as of June 5, 2020 (this “Agreement”), among Thermo Fisher Scientific Inc., a Delaware corporation (the “Company”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), which shall amend that certain Bridge Credit Agreement, dated as of April 17, 2020 (the “Credit Agreement”), by and among the Company, the Lenders from time to time party thereto, the Administrative Agent and the other parties thereto.

W I T N E S S E T H:

WHEREAS, the Company, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Company has requested that the Credit Agreement be amended as set forth herein;

WHEREAS, as permitted by Section 10.01 of the Credit Agreement, the Company, the Required Lenders and the Administrative Agent consent to the amendments to the Credit Agreement described in Section 2 below upon the terms and conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.   Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2.   Amendments to Credit Agreement. Effective as of the Amendment Effective Date (as defined below), each Lender party hereto (which collectively constitute the Required Lenders) hereby consents to amend the Credit Agreement as follows:

(a)            The definition of “Consolidated Leverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Consolidated Net Leverage Ratio” means, as of any date of determination, the ratio of (a) all Indebtedness of the Company and its Subsidiaries outstanding as of such date minus unrestricted cash and cash equivalents (but, for the avoidance of doubt (and without duplication of the effect of the provisos to Sections 7.03 and 7.04), excluding the netting of any proceeds of Acquisition Debt or any Indebtedness in favor of the Target excluded from Indebtedness pursuant to Section 7.03 or 7.04) of the Company and its Subsidiaries as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended; provided, however, that Consolidated EBITDA shall be calculated on a Pro Forma Basis to give effect to the Acquisition and any other acquisition or sale of a Subsidiary or operating division thereof, in each case, for more than $3,000,000,000.”

(b)            Clause (ix) of the definition of “Excluded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by replacing the words “other Indebtedness not to exceed $750,000,000” with the words “other Indebtedness not to exceed $1,750,000,000”.

(c)            Section 4.04 of the Credit Agreement is hereby amended by replacing all references to “the Effective Date” therein with the words “the Effective Date or the effectiveness of the First Amendment hereto”.

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(d)            Section 7.03 of the Credit Agreement is hereby amended by (i) replacing all references to “Consolidated Leverage Ratio” with references to “Consolidated Net Leverage Ratio” and (ii) replacing the words “greater than 4.5 to 1.0” with the words “greater than 5.0 to 1.0”.

(e)            Exhibit C of the Credit Agreement is hereby amended and restated to be in the form of Annex A hereof.

SECTION 3.   Conditions to Effectiveness. This Agreement shall become effective on the first date on which each of the following conditions has been satisfied or waived (the date on which such conditions shall have been so satisfied or waived, the “Amendment Effective Date”):

(a)            Counterparts. The Administrative Agent (or its counsel) shall have received from the Company, the Administrative Agent and the Required Lenders either (i) a counterpart of this Agreement duly executed by such party or (ii) written evidence reasonably satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission (e.g., “pdf” or “tif” via electronic mail) of a signed signature page (whether signed manually or electronically) of this Agreement) that such party has signed a counterpart of this Agreement; and

(b)            Fees and Expenses. The Administrative Agent shall have received on or before the Amendment Effective Date all reasonable and documented fees and expenses required to be paid to the Administrative Agent in connection with the preparation and negotiation of this Agreement pursuant to and in accordance with the terms of Section 10.04 of the Credit Agreement, provided that such fees and expenses have been invoiced at least three Business Days prior to the Amendment Effective Date.

The Administrative Agent shall notify the Company and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4.   Representations and Warranties. The Company hereby represents to the Administrative Agent and each Lender, as follows:

(a)            The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate or other organizational action. No approval, consent, exemption, authorization, or other material action by, or material notice to, or material filing with (other than any SEC filing by the Company in compliance with the SEC disclosure obligations), any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company of this Agreement. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)            At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

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SECTION 5.   Effect on the Loan Documents.

(a)            Except as specifically amended herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The Company hereby agrees, with respect to each Loan Document to which it is a party, that all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Agreement.

(b)            Upon the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto,” “hereunder,” “hereof,” or in the other Loan Documents to the “Credit Agreement”, or, in each case, words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by this Agreement.

(c)            Except as expressly set forth in this Agreement, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)            The Company and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.

SECTION 6.   GOVERNING LAW; WAIVER OF JURY TRIAL; SUBMISSION TO JURISDICTION. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE COMPANY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT IN ANY FORUM OTHER THAN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN (OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION, THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN), AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.

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SECTION 7.   Amendments; Execution in Counterparts; Electronic Signatures.

(a)            This Agreement may not be amended, nor may any provision hereof be waived, except in accordance with Section 10.01 of the Credit Agreement.

(b)            This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

(c)            The words “delivery”, “execute,” “execution,” “signed,” “signature,” and words of like import in this Amendment and any document executed in connection herewith shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

THERMO FISHER SCIENTIFIC INC.

By:	/s/ Anthony H. Smith
Name:	Anthony H. Smith
Title:	Vice President of Tax & Treasury and Treasurer

[First Amendment to Bridge – Signature Page]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Lender

By:	/s/ Stephen Lescher
Name:	Stephen Lescher
Title:	Vice President

[First Amendment to Bridge – Signature Page]

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By:	/s/ Anish Shah
Name:	Anish Shah
Title:	Authorized Signatory

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Anish Shah
Name:	Anish Shah
Title:	Authorized Signatory

[First Amendment to Bridge – Signature Page]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Joseph L. Corah
Name:	Joseph L. Corah
Title:	Director

[First Amendment to Bridge – Signature Page]

HSBC Bank Plc

By:	/s/ Giovanna Padua
Name:	Giovanna Padua
Title:	Director

[First Amendment to Bridge – Signature Page]

MIZUHO BANK, LTD.

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Executive Director

[First Amendment to Bridge – Signature Page]

DEUTSCHE BANK AG CAYMAN ISLANDS BRANCH

By:	/s/ Ming K. Chu
Name:	Ming K. Chu ming.k.chu@db.com
Title:	Director +1-212-250-5451

By:	/s/ Jonathan Krissel
Name:	Jonathan Krissel jonathan.krissel@db.com
Title:	Managing Director +1-212-250-8030

[First Amendment to Bridge – Signature Page]

BNP Paribas

By:	/s/ Brendan Heneghan
Name:	Brendan Heneghan
Title:	Director

By:	/s/ Karim Remtoula
Name:	Karim Remtoula
Title:	Vice President

[First Amendment to Bridge – Signature Page]

Citibank, N.A.,
as a Lender

By:	/s/ Pranjal Gambhir
Name:	Pranjal Gambhir
Title:	Vice-President

[First Amendment to Bridge – Signature Page]

CREDIT SUISSE AG, Cayman Islands Branch

By:	/s/ Lingzi Huang
Name:	Lingzi Huang
Title:	Authorized Signatory

By:	/s/ Emerson Almeida
Name:	Emerson Almeida
Title:	Authorized Signatory

[First Amendment to Bridge – Signature Page]

MUFG Bank Ltd.,
as a Lender

By:	/s/ David Meisner
Name:	David Meisner
Title:	Vice President

[First Amendment to Bridge – Signature Page]

Sumitomo Mitsui Banking Corporation

By:	/s/ Michael Maguire
Name:	Michael Maguire
Title:	Managing Director

[First Amendment to Bridge – Signature Page]

U.S. Bank National Association

By:	/s/ Maria Massimino
Name:	Maria Massimino
Title:	Vice President

[First Amendment to Bridge – Signature Page]

Bank of China, New York Branch

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Executive Vice President

[First Amendment to Bridge – Signature Page]

THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Arjun Talwalkar
Name:	Arjun Talwalkar
Title:	Director

[First Amendment to Bridge – Signature Page]

ING Bank N.V., Dublin Branch

By:	/s/ Barry Fehily
Name:	Barry Fehily
Title:	Managing Director

By:	/s/ Sean Hassett
Name:	Sean Hassett
Title:	Director

[First Amendment to Bridge – Signature Page]

KeyBank National Association

By:	/s/ Jason A. Nichols
Name:	Jason A. Nichols
Title:	Vice President

[First Amendment to Bridge – Signature Page]

Nordea Bank Abp, New York Branch

By:	/s/ Leena Parker
Name:	Leena Parker
Title:	Senior Vice President

By:	/s/ Ola Anderssen
Name:	Ola Anderssen
Title:	First Vice President

[First Amendment to Bridge – Signature Page]

Wells Fargo Bank, N.A.,

By:	/s/ Andrea S Chen
Name:	Andrea S Chen
Title:	Managing Director

[First Amendment to Bridge – Signature Page]

Annex A

FORM OF

COMPLIANCE CERTIFICATE

[See attached]

A -1

EXHIBIT C

[FORM OF]

COMPLIANCE CERTIFICATE

Financial Statement Date: __________, ____

To:         JPMorgan Chase Bank, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Bridge Credit Agreement, dated as of April 17, 2020 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Thermo Fisher Scientific Inc., a Delaware corporation (the “Company”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

The undersigned [chief executive officer] [chief financial officer] [treasurer] [assistant treasurer] [controller] of the Company hereby certifies as of the date hereof in his/her capacity as such (and not in his/her individual capacity) that he/she is the _______________________________ of the Company, and that, as such, he/she is authorized to execute and deliver this Compliance Certificate to the Administrative Agent on the behalf of the Company, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.            [Attached hereto as Schedule 1 are the year-end audited financial statements required to be delivered by Section 6.01(a) of the Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of a Registered Public Accounting Firm of nationally recognized standing required by such section][The Company has timely filed its Form 10-K with the SEC]; and

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.            [Attached hereto as Schedule 1 are the unaudited financial statements required to be delivered by Section 6.01(b) of the Agreement for the fiscal quarter of the Company ended as of the above date][The Company has timely filed its Form 10-Q with the SEC]. Such financial statements fairly present in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period, subject to normal year-end audit adjustments and the absence of footnotes; and

[select one:]

to the best knowledge of the undersigned, as of the date of this Compliance Certificate , no Default exists, ][except as set forth below]

2.            The financial covenant analyses and information set forth on Schedule [2][1] attached hereto are true and accurate on and as of the date of this Compliance Certificate.

Form of Compliance Certificate

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate as of _____________________, _____________.

THERMO FISHER SCIENTIFIC INC.

By:
Name:
Title:

Form of Compliance Certificate

For the Quarter/Year ended __________________ (“Statement Date”)

SCHEDULE [2][1]

to the Compliance Certificate

($ in 000’s)

Consolidated EBITDA for four fiscal quarters ending on above date (the “Subject Period”)

(in accordance with the definition of Consolidated EBITDA as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended
Consolidated Net Income
+ income tax expense
+ interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans)
+ depreciation and amortization expense
+ amortization of intangibles and organization costs

+ extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of Consolidated Net Income for the Subject Period, non-cash losses on sales of assets outside of the ordinary course of business)

+ any extraordinary, unusual or non-recurring cash expenses or losses to the extent they do not exceed, in the aggregate, $75,000,000 during the Subject Period

Form of Compliance Certificate

+ stock-based compensation expense
+ non-recurring cash charges incurred in the four consecutive fiscal quarter period commencing with the quarter during which the applicable transaction described in clause (a) and (b) below is consummated, (a) related to the Acquisition, including related non-recurring integration costs of the Company and its Subsidiaries, in an aggregate amount not to exceed $300,000,000 in the aggregate for such four consecutive fiscal quarter period and (b) related to any other Qualified Acquisition, including related non-recurring integration costs of the Company and its Subsidiaries, in an aggregate amount not to exceed $250,000,000 for each such Qualified Acquisition for such four consecutive fiscal quarter period
- interest income

- extraordinary, unusual or non-recurring non-cash income or gains (including, whether or not otherwise includable as a separate item in the statement of Consolidated Net Income for the Subject Period, non-cash gains on the sales of assets outside of the ordinary course of business)

- extraordinary, unusual or non-recurring cash income or gains to the extent they exceed, in the aggregate, $75,000,000 during the Subject Period
- income tax credits (to the extent not netted from income tax expense)
Consolidated EBITDA

Form of Compliance Certificate

Consolidated Interest Expense for four fiscal quarters ending on the Subject Period

(in accordance with the definition of Consolidated Interest Expense as set forth in the Agreement)

Consolidated Interest Expense	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Twelve Months Ended

total cash interest expense (including that attributable to Capital Lease Obligations) of the Company and its Subsidiaries for the Subject Period with respect to all outstanding Indebtedness of the Company and its Subsidiaries

- all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing
+ net costs under Swap Contracts in respect of interest rates to the extent such net costs are allocable to the Subject Period in accordance with GAAP
Consolidated Interest Expense

I.            Section 7.03 – Consolidated Net Leverage Ratio.

A.	Indebtedness of the Company and its Subsidiaries outstanding at Statement Date:	$_________
B.	Unrestricted cash and cash equivalents (but, for the avoidance of doubt (and without duplication of the effect of the provisos to Sections 7.03 and 7.04 of the Credit Agreement), excluding the netting of any proceeds of Acquisition Debt or any Indebtedness in favor of the Target excluded from Indebtedness pursuant to Section 7.03 or 7.04 of the Credit Agreement) of the Company and its Subsidiaries as of the Statement Date:	$_________
C.	Consolidated EBITDA for the Subject Period:	$_________
D.	Consolidated Net Leverage Ratio ((Line I.A – Line I.B) ÷ Line I.C):	$_________
E.	Maximum Permitted Consolidated Net Leverage Ratio for the following Subject Periods:
	(a) For the first two full consecutive fiscal quarters ended on or after the Closing Date:	5.0 to 1.0
	(b) The two fiscal quarters following immediately after the first two consecutive fiscal quarters ended on or after the Closing Date:	4.0 to 1.0
	(c) Each fiscal quarter ended thereafter:	3.5 to 1.0

Form of Compliance Certificate

II.            Section 7.04 – Consolidated Interest Coverage Ratio.

A.	Consolidated EBITDA for the Subject Period:	$_________
B.	Consolidated Interest Expense for the Subject Period:	$_________

C.	Consolidated Interest Coverage Ratio (Line I.A ÷ Line I.B):	$_________
D.	Minimum Permitted Consolidated Interest Coverage Ratio:	3.0 to 1.0

Form of Compliance Certificate